UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

California Coastal Communities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17189	02-0426634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Executive Circle, Suite 250, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 250-7700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 31, 2010 the Registrant’s previously announced exit financing commitment from Luxor Capital Group, LP in the amount of $184 million expired, which commitment was intended to refinance the Registrant’s $181.5 million of existing project debt and related costs to allow it to emerge from its chapter 11 bankruptcy.  The Registrant continues to have discussions with its stakeholders regarding a consensual restructuring; however, there can be no assurance that such a consensual restructuring can be achieved.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2010	California Coastal Communities, Inc.

	By:	/s/ RAYMOND J. PACINI
Raymond J. Pacini
Chief Executive Officer